SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 1, 2003
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                        General DataComm Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                        1-8086                  06-0853856
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(State of Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)



6 Rubber Avenue, Naugatuck, Connecticut                                 06770
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(Address of Principal Executive Offices)                              (Zip Code)



        Registrant's telephone number, including area code (203) 729-0271
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                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)

Item 4. Change in Registrant's Certifying Accountant

         On October 1, 2003, PricewaterhouseCoopers LLP declined to stand for re-election as independent accountants for the Company with respect to the audit of the Company's financial statements as of and for the year ended September 30, 2003 and the Company received a letter from them stating that the client -auditor relationship between the Company and such independent accountant would cease upon the issuance of their audit report on the Company's financial statements as of September 30, 2002 and 2001 and for the years then ended. Such audit report was issued by PricewaterhouseCoopers LLP on January 12, 2004 and on such issuance, the client-auditor relationship between PricewaterhouseCoopers LLP and the Company ceased.

         The Company was a debtor and debtor in possession under Chapter 11 of the Federal Bankruptcy Code between November 2, 2001 and September 15, 2003 and had not filed its Form 10-K reports or audited financial statements for the years ended September 30, 2001 or 2002. While the Company has filed monthly operating reports with the Bankruptcy Court during the bankruptcy period and included financial results contained therein and additional consolidated results in Form 8-K filings, PricewaterhouseCoopers LLP performed no procedures whatsoever regarding such financial information.

         On January 13, 2004, the Company has filed its Annual Report on Form 10-K for the year ended September 30, 2003, which contained financial statements as of September 30, 2003 and 2002 and for each of the three years in the period ended September 30, 2003. The reports of PricewaterhouseCoopers LLP on the financial statements as of September 30, 2002 and 2001 and for the years then ended contained no adverse opinion or disclaimer of opinion, were not qualified or modified as to uncertainty, audit scope, or accounting principle, and contained explanatory paragraphs indicating that such financial statements do not reflect any impact of the Company's emergence from bankruptcy in 2003 and noting that PricewaterhouseCoopers LLP did not audit or review the fiscal 2002 unaudited quarterly data included within the Company's Annual Report on Form 10-K.

         In connection with its audits as of September 30, 2002 and 2001 and for the years then ended, and through January 12, 2004, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         In connection with its audits as of September 30, 2002 and 2001 and for the years then ended PricewaterhouseCoopers LLP issued to the Company and its audit committee a letter detailing material weaknesses identified during the course of its 2002 and 2001 audits. Their letter reported that due to material changes in the Company's business during fiscal 2002 and 2001, including the Company's bankruptcy filing in November 2001, there were significant reductions in headcount that impacted all areas of the Company's business, including the finance areas. These reductions in finance department resources, coupled with additional reporting requirements while in bankruptcy, adversely impacted the Company's ability to allocate resources to the financial reporting function. As a result, there were several complex financial reporting requirements resulting from non-recurring transactions in the fiscal year ended September 30, 2001, such as the accounting for the disposal of business units, discontinued operations, restructuring reserves and commitments and contingencies, which required PricewaterhouseCoopers LLP to expand their audit scope to ensure compliance with generally accepted accounting principles. PricewaterhouseCoopers LLP also noted an absence of concurrent, detailed management analyses, reconciliations and related documentation for certain balance sheet and income statement items at the time of the Company's initial closing of the books for such 2002 and 2001 fiscal years. PricewaterhouseCoopers LLP also reported that the Company was deficient in filing its fiscal 2002 and fiscal 2001 federal and state income tax returns. Additionally, audit adjustments were recorded in connection with, and as a result of, the audits of the fiscal 2002 and fiscal 2001 financial statements.

         The material weaknesses were resolved in fiscal 2003 when, in anticipation of emergence from Chapter 11, the Company was able to direct financial resources toward resolving complex financial reporting issues for non-recurring items which occurred in fiscal 2001. Furthermore, the Company was able to allocate funds in order to pay professional audit fees and allow the completion of audits for fiscal years ended September 30, 2003, 2002 and 2001. All audit reconciliation and documentation issues for each such fiscal year were resolved to the satisfaction of the Company's independent accountants. In addition, the Company's federal and state income tax returns for fiscal 2002 and fiscal 2001 were completed and filed prior to filing this Form 8-K/A.

         The Company engaged Eisner LLP as its new independent accountants effective as of November 4, 2003, who issued its report on the financial statements as of September 30, 2003 and for the year then ended, which report was modified as to a going concern uncertainty. Eisner LLP did not identify any material weaknesses during the course of its 2003 audit.

         The Company has provided PricewaterhouseCoopers LLP with a copy of this Form 8-K/A and PricewaterhouseCoopers LLP has provided the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Company herein which is filed as an exhibit to this report.

Item 7.  Exhibits

16.  Letter from PricewaterhouseCoopers LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                            General DataComm Industries, Inc.
                                       (Registrant)

                            By:  /s/ William G. Henry
                                 ----------------------------------------------
                                 William G. Henry
                                 Vice President and Principal Financial Officer



January 13, 2004